As filed with the Securities and Exchange Commission on May 10, 2005

Registration No. 333-119780

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-8
REGISTRATION STATEMENT

Under The Securities Act of 1933

INFORMATICA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	77-0333710
(State of incorporation)	(I.R.S. Employer Identification Number)

100 Cardinal Way, Redwood City, California 94063

(Address, including zip code, of Registrant’s Principal Executive Offices)

1999 STOCK INCENTIVE PLAN 1999 EMPLOYEE STOCK PURCHASE PLAN

(Full title of the plan)

Sohaib Abbasi President and Chief Executive Officer Informatica Corporation 100 Cardinal Way Redwood City, California 94063 (650) 385-5000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:
Jose F. Macias, Esq.
Wilson Sonsini Goodrich & Rosati
Professional Corporation
650 Page Mill Road
Palo Alto, CA 94304-1050

INFORMATICA CORPORATION
POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT ON FORM S-8

INTRODUCTORY NOTE

     This Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 is filed by Informatica Corporation, a Delaware corporation (the “Registrant”), to correct an typographical error contained in the legal opinion attached as Exhibit 5.1 to the Form S-8 (Registration No. 333-119780) originally filed on October 15, 2004 (the “Registration Statement”).

Item 8. Index to Exhibits.

Exhibit
Number	Description of Document

4.1	Amended and Restated Certificate of Incorporation, as amended (1)

4.2	Amended and Restated Bylaws (2)

4.3	1999 Stock Incentive Plan, as amended (3)

4.4	1999 Employee Stock Purchase Plan, as amended (4)

5.1	Opinion of Counsel as to legality of securities being registered

23.2	Consent of Counsel (contained in Exhibit 5.1)

24.1	Power of Attorney (5)

(1)	Incorporated by reference to Exhibit Number 3.1 of the Registrant’s Registration Statement on Form S-1, as amended, as filed with the Commission on April 8, 1999 (File No. 333-72677) (the “Form S-1”) and Exhibit Number 3.4 of the Registrant’s Quarterly Report on Form 10-Q, as filed with the Commission on August 14, 2000 (File No. 000-25871).

(2)	Incorporated by reference to Exhibit Number 3.2 of the Registrant’s Annual Report on Form 10-K, as filed with the Commission on March 12, 2004 (File No. 000-25871).

(3)	Incorporated by reference to Exhibit 4.3 of the Registrant’s Registration Statement on Form S-8, as filed with the Commission on August 3, 2001 (File No. 333-66754).

(4)	Incorporated by reference to Exhibit 4.4 of the Registrant’s Registration Statement on Form S-8, as filed with the Commission on August 3, 2001 (File No. 333-66754).

(5)	Incorporated by reference to Exhibit 24.1 of the Registrant’s Registration Statement on Form S-8, as filed with the Commission on October 15, 2004 (File No. 333-119780).

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SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Redwood City, State of California, on this 10th day of May, 2005.

INFORMATICA CORPORATION
By:	/s/ Sohaib Abbasi
Sohaib Abbasi
President and Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit
Number	Description of Document

4.1	Amended and Restated Certificate of Incorporation, as amended (1)

4.2	Amended and Restated Bylaws (2)

4.3	1999 Stock Incentive Plan, as amended (3)

4.4	1999 Employee Stock Purchase Plan, as amended (4)

5.1	Opinion of Counsel as to legality of securities being registered

23.2	Consent of Counsel (contained in Exhibit 5.1)

24.1	Power of Attorney (5)

(1)	Incorporated by reference to Exhibit Number 3.1 of the Registrant’s Registration Statement on Form S-1, as amended, as filed with the Commission on April 8, 1999 (File No. 333-72677) (the “Form S-1”) and Exhibit Number 3.4 of the Registrant’s Quarterly Report on Form 10-Q, as filed with the Commission on August 14, 2000 (File No. 000-25871).

(2)	Incorporated by reference to Exhibit Number 3.2 of the Registrant’s Annual Report on Form 10-K, as filed with the Commission on March 12, 2004 (File No. 000-25871).

(3)	Incorporated by reference to Exhibit 4.3 of the Registrant’s Registration Statement on Form S-8, as filed with the Commission on August 3, 2001 (File No. 333-66754).

(4)	Incorporated by reference to Exhibit 4.4 of the Registrant’s Registration Statement on Form S-8, as filed with the Commission on August 3, 2001 (File No. 333-66754).

(5)	Incorporated by reference to Exhibit 24.1 of the Registrant’s Registration Statement on Form S-8, as filed with the Commission on October 15, 2004 (File No. 333-119780).